SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2022
SUBSEQUENT EVENTS

36 SUBSEQUENT EVENTS

On August 15, 2022, the Company announced that it would close its EQONEX cryptocurrency exchange on August 15, 2022. Exchange customers will have until September 14, 2022 to transfer or withdraw their digital assets from the Exchange. Customer assets that are not withdrawn or transferred within the prescribed timeline will be securely stored in a segregated Digivault account. In connection with the exchange closure and in accordance with the loan agreement, Bifinity granted the Company a waiver for the cessation of a major business and the Company agreed to increase its share charge of Digivault under the loan agreement from 24.9% to 100%. For the year ended March 31, 2022, the Exchange business accounted for $4.2 million of revenue and $29.0 million of directly-related general and administrative expenses, of which some, albeit not a material amount, of such costs would be utilised by other continuing operations of the Group. In respect of the Group’s infrastructure costs that were allocated to the Exchange business, the Group’s management is still in the process of assessing the necessary actions to have further reduction on such expenditures.

Management considered that closing Exchange business will improve the Group’s consolidated financial position by materially reducing the high-cost structure associated with operating the Exchange, and free up resources to drive growth in its current business segments, i.e. custody business, asset management business and brokerage business, where the Company believes it has competitive strengths.